Fees Summary	Oct. 09, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 373.61
Total Fee Amount	373.61
Total Transaction Valuation	2,440,277.00
Total Offset Amount	0.00
Net Fee	$ 0.00